SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934
 (AMENDMENT NO. __)

Filed by the Registrant [x]                                                                      Filed by a Party other than the Registrant [ ]
Check the appropriate box:
            [   ] Preliminary Proxy Statement
            [   ] Confidential, for use of the Commission Only (as permitted by Rule 14a 6(e)(2))
            [   ] Definitive Proxy Statement
            [X] Definitive Additional Materials
            [   ] Soliciting Material Pursuant to (ss.) 240.14a 11(c) or (ss.) 240.14a 12

Eagle Series Trust
Registration Nos. 811-07470 and 033-57986
_______________________________________________________
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]            No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a 6(i)(4) and 0 11.
            (1)           Title of each class of securities to which transaction applies:

            (2)           Aggregate number of securities to which transaction applies:

            (3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            (4)           Proposed maximum aggregate value of transaction:

            (5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.
[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0 11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)       Date Filed:

URGENT ACTION REQUESTED!

Dear Valued Eagle Family of Funds Shareholder:

Please take action immediately.  According to our records, we have not received your vote for the fast approaching Eagle Family of Funds Special Shareholder Meeting that is scheduled for October 30, 2017.  We need your vote to achieve quorum.

To date, the voted shareholders are voting overwhelmingly in favor of the proposal but we need your participation.  Join your fellow shareholders and vote today!

We urge you to take the time to vote your shares today using one of the below voting options.
•	Call the toll-free touchtone phone number located on your proxy card, enter the control number and follow the prompts.
•	Vote by Internet at www.proxyvote.com and enter the control number on your proxy card and follow the prompts.

Thank you for taking the time to vote!

EGOV